UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2022

Road Marshall, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-208472	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

194 Pandan Loop #05-08 Singapore	128383
(address of principal executive offices)	(zip code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to Road Marshall, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountant

On December 5, 2022, Road Marshall Inc. (the “Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP (“MB”) effective immediately. This decision was approved by the Company’s Board of Directors.

The report of MB on the Company’s financial statements for fiscal years ended September 30, 2021 and 2020 included in the Company’s annual report on Form 10-K for the year ended September 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern .

During the fiscal years ended September 30, 2021 and 2020, and the subsequent interim period through June 30, 2022, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided MB with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that MB furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of MB’s letter, dated December 15, 2023, stating that it agrees with such statements.

(b)	Engagement of New Independent Registered Public Accountant

On March 1, 2023, the Company engaged BF Borgers CPA PC (“BFG”) as its new independent registered public accountant for the fiscal year ending September 30, 2022. This decision was approved by the Company’s Board of Directors. The Company has also elected, at this time, to have BFG audit its fiscal year ended September 30, 2021.

During the fiscal years ended September 30, 2021 and 2020 and through June 30, 2022, neither the Company nor anyone on its behalf consulted with BFG regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BFG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K)

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from MaloneBailey, LLP dated November 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Road Marshall, Inc.

Dated: December 15, 2023	/s/ Engchoon Peh
Engchoon Peh Chief Executive Officer